August 1, 2010

DREYFUS MANAGER FUNDS I

DREYFUS S&P STARS FUND

Supplement to Prospectus

dated August 1, 2010

The following information supersedes and replaces any contrary information contained in the fund’s Prospectus.

            Effective October 1, 2010 the fund will be renamed Dreyfus Research Core Fund.

            The fund’s investment objective will remain to seek investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index.

            On October 1, 2010, to pursue its goal, the fund normally will invest at least 80% of its net assets in common stocks (or other instruments with similar economic characteristics).  The fund may invest up to 25% of its assets in foreign securities.  The fund’s stock investments may include common stocks, preferred stocks and convertible securities, including to a limited degree, those purchased in initial public offerings.

            The fund will invest in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise.  As the fund’s portfolio managers, these analysts will utilize a fundamental, bottom-up research process to identify investments for the fund.  The fund will invest in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, will determine the fund’s allocations among market sectors.

            The fund will typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

August 1, 2010

DREYFUS MANAGER FUNDS I

-Dreyfus S&P STARS Opportunities Fund

Supplement to Prospectus

dated August 1, 2010

The Board of Trustees of Dreyfus Manager Funds I (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of Dreyfus S&P STARS Opportunities Fund (the “Fund”), and Strategic Funds, Inc., on behalf of Dreyfus Active Midcap Fund (the “Acquiring Fund”).  The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

It is currently contemplated that shareholders of the Fund as of September 1, 2010 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about November 17, 2010.  If the Agreement is approved, the Reorganization will become effective on or about January 27, 2011.

In anticipation of the Reorganization, effective on or about August 2, 2010 (the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in certain retirement plans if the Fund is established as an investment option under the retirement plan prior to the Sales Discontinuance Date and the account is established through the plan.  New accounts may also be opened by wrap accounts that established the Fund as an investment option prior to the Sales Discontinuance Date.  Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.  The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

August 1, 2010

DREYFUS MANAGER FUNDS I

DREYFUS S&P STARS FUND

Supplement to Statement of Additional Information

dated August 1, 2010

The following information supersedes and replaces any contrary information contained in the Fund’s Statement of Additional Information.

            Effective October 1, 2010 the Fund will be renamed Dreyfus Research Core Fund.

            The Fund’s investment objective will remain to seek investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index.

            On October 1, 2010, to pursue its goal, the Fund normally will invest at least 80% of its net assets in common stocks (or other instruments with similar economic characteristics).  The Fund may invest up to 25% of its assets in foreign securities.  The Fund’s stock investments may include common stocks, preferred stocks and convertible securities, including to a limited degree, those purchased in initial public offerings.

            The Fund will invest in stocks selected by a team of core research analysts, with each analyst responsible for Fund investments in his or her area of expertise.  As the Fund’s portfolio managers, these analysts will utilize a fundamental, bottom-up research process to identify investments for the Fund.  The Fund will invest in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, will determine the Fund’s allocations among market sectors.

            The Fund will typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.